AFL-CIO Housing Investment Trust

Highlights – 2nd Quarter 2009

By adhering to its prudent portfolio strategy and risk management objectives, the AFL-CIO Housing Investment Trust (HIT) has provided strong absolute returns and returns relative to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the year ending June 30, 2009 as well as for the year-to-date period. The HIT outperformed its benchmark for the first six months of 2009 by 179 basis points on a gross basis and 156 basis points on a net basis. This was despite the significant recovery in corporate bonds in the second quarter from earlier in the year. As of June 30, 2009, the HIT outperformed the Barclays Aggregate for the 1-, 3-, 5- and 10-year return periods as shown below.

Performance for periods ended June 30, 2009

(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.97%	3.69%	8.35%	7.37%	5.78%	6.66%
HIT Total Net Rate of Return	0.86%	3.46%	7.89%	6.93%	5.36%	6.25%
Barclays Capital Aggregate Bond Index	1.78%	1.90%	6.05%	6.43%	5.01%	5.98%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end [is available from the HIT's website at www.aflcio-hit.com.][can be viewed by following this link.]. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.

The year began with the credit and equity markets performing poorly due to fears of systemic market failure. In the second quarter, the fears subsided and optimism grew; equities and credit markets experienced a tremendous recovery. However, the fundamentals and outlook for the economy look weak as unemployment continues to rise. Housing and commercial real estate conditions are soft and will continue to be a drag on the economy. Since the beginning of the year, 10-year yields have risen significantly, with most of the increase during the second quarter. In contrast, the short end of the curve has risen far less. The Federal Reserve has not indicated any intention of raising short term rates in the foreseeable future, which is resulting in a historically steep yield curve. The HIT has managed the portfolio’s duration to be slightly short relative to its benchmark in anticipation of this phenomenon, which has helped its relative performance this year.

Positive contributions to the HIT’s performance included:

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Strong performance of the agency multifamily mortgage-backed securities (MBS) in the portfolio as spreads tightened versus swaps. Spreads on project loans, Fannie Mae DUS, and agency commercial mortgage-backed securities (CMBS) rallied significantly during the month on strong interest from market players. During the quarter, project loan spreads tightened by approximately 60 basis points (bps) for Construction/Permanent Loan GNMAs and 100 bps for Permanent Loan GNMAs, relative to swaps, while DUS spreads tightened by 70 to 90 bps, depending on structure. In addition, agency CMBS outperformed Treasuries as spreads tightened by approximately 50 basis points. Mitigating this, however, was the strong rally in private-label CMBS, in which the portfolio is underweight relative to the benchmark. During the quarter, generic 10-year securities tightened over 230 bps. CMBS was the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 1448 bps.

•	Its ongoing yield advantage over the Barclays Aggregate. As of June 30, the HIT’s yield advantage over the benchmark was 32 bps.
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The portfolio’s short duration relative to the Barclays Aggregate as rates rose across the yield curve. The portfolio’s duration was ranged between -0.15 and -0.25 years short versus the benchmark during the quarter as the two-year Treasuries rose 26 bps while the 10-year rose 82 bps.

Negative contributions to the HIT’s performance included:

•	The HIT does not invest in corporate bonds, which were the second best performing sector in the Barclays Aggregate, posting excess returns of 1361 for the quarter.
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Its overweight to the highest credit quality sector (i.e., AAA-rated) of the investment grade universe. The AAA sector’s “excess returns” were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate at +141 bps, compared to +825, +1234, and +1611 bps, for the other three sectors, respectively. The HIT has an overweight with respect to the benchmark in high credit quality investments. Over 97 percent of the HIT portfolio is AAA-rated or carries a government or GSE guarantee.

Second Quarter Bond Sector Performance

Sector	Absolute Performance	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-3.02%	+0.0	5.20
Agencies	+0.10%	+155	3.48
RMBS	+0.70%	+123	2.95
Corporates	+10.45%	+1361	6.18
CMBS	+12.46%	+1448	3.96
ABS	+7.64%	+875	3.13
Source: Bloomberg L.P.

The HIT continued to deliver strong returns while managing the heightened risks in the marketplace through the periods ending June 2009. Although financial markets may have stabilized in recent periods, the consensus is that the U.S. economy will likely experience slow growth and be challenged for an extended period. The HIT is well-positioned for future success with its strong liquidity and capital positions and its specialization in agency and government-insured multifamily mortgage securities and particular focus on construction-related investment. Currently, these investments are available and offer attractive return opportunities. With rising unemployment and weak real estate fundamentals, government-sponsored multifamily lending programs are likely to increase their issuances in the years to come.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio. This material represents HIT’s assessment of the market environment at a specific point in time and should not be relied upon as research or investment advice.

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